UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.                    )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-11(c) or (S) 240.14a-12

Save the World Air, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes:

Reg. (S) 240.14a-101
SEC 1913 (3-99)

SAVE THE WORLD AIR, INC.

5125 Lankershim Boulevard
North Hollywood, CA 91601

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 24, 2004

To Our Stockholders:

      You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Save the World Air, Inc. The Annual Meeting will be held on Monday, May 24, 2004, at 10:00 a.m. local time, at the Hilton Hotel located at 555 Universal Hollywood Drive, Universal City, California.

      The matters to be voted on at the Annual Meeting are:

•	Election of Edward L. Masry, Eugene E. Eichler, Bruce H. McKinnon, Robert F. Sylk, John Brown, John F. Price and Joseph Helleis as directors;

•	Ratification of Weinberg & Company, P.A. as independent auditors; and

•	Approval of the 2004 Plan.

      These matters are described more fully in the proxy statement accompanying this notice.

      Our stockholders will also act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board is not aware of any other business to be presented to a vote of the stockholders at the 2004 Annual Meeting.

      The Board has fixed the close of business on April 22, 2004 as the record date (the “Record Date”) for determining those stockholders who will be entitled to notice of and to vote at the 2004 Annual Meeting. The stock transfer books will remain open between the Record Date and the date of the 2004 Annual Meeting.

      Representation of at least a majority in voting interest of our Common Stock either in person or by proxy is required to constitute a quorum for purposes of voting on each proposal to be voted on at the 2004 Annual Meeting. Accordingly, it is important that your shares be represented at the 2004 Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE 2004 ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted at the 2004 Annual Meeting.

      Please read the accompanying proxy material carefully. Your vote is important and we appreciate your cooperation in considering and acting on the matters presented.

      Included with the Proxy Statement is a copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003. We encourage you to read the Form 10-KSB. It includes our audited financial statements and information about our business, technology and devices.

      Your vote is important. Whether or not you plan to attend the meeting, please complete, sign, date, and return the accompanying proxy card in the enclosed postage-paid envelope. Returning the proxy card will ensure your representation at the meeting but does NOT deprive you of your right to attend the meeting and to vote your shares in person. The Proxy Statement explains more about the proxy voting. Please read it carefully. We look forward to seeing you at the Annual Meeting.

By Order of the Board of Directors

EDWARD L. MASRY
Chairman of the Board and
Chief Executive Officer

May 3, 2004

PROXY STATEMENT FOR 2004 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION ABOUT THE ANNUAL MEETING
PROPOSAL ONE: ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL THREE: APPROVAL OF THE 2004 STOCK OPTION PLAN
EXECUTIVE COMPENSATION AND OTHER MATTERS
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2003 AND YEAR-END OPTION VALUES
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPENSATION COMMITTEE REPORT
AUDIT COMMITTEE REPORT
STOCKHOLDER PROPOSALS
ANNUAL REPORT ON FORM 10-K
OTHER MATTERS

SAVE THE WORLD AIR, INC.

PROXY STATEMENT FOR 2004
ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

      The enclosed Proxy is solicited on behalf of the Board of Directors of Save the World Air, Inc. (“the Company”), for use at the Annual Meeting of Stockholders to be held on Monday, May 24, 2004 at 10:00 a.m. local time, and at any postponement or adjournment thereof. The Annual Meeting will be held at the Hilton Hotel located at 555 Universal Hollywood Drive, Universal City, California 91608. The purposes of the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders.

      These proxy solicitation materials and the enclosed Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, including financial statements, were first mailed on or about May 3, 2004 to all stockholders entitled to vote at the Annual Meeting. Our principal executive offices are located at 5125 Lankershim Boulevard, North Hollywood, California 91601, and our telephone number is (818) 487-8000.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Who May Vote	You may vote if our records showed that you owned shares of the Company’s Common Stock as of April 22, 2004 (the “Record Date”). At the close of business on that date, we had a total of 34,816,821 shares of Common Stock issued and outstanding, which were held of record by approximately 987 stockholders. As of the Record Date, we had no shares of Preferred Stock outstanding. You are entitled to one vote for each share that you own.

Voting Your Proxy	If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted. The instructions from your broker, bank or other nominee will indicate if Internet and telephone voting is available. If a bank, broker or other nominee holds your shares and you wish to attend the Annual Meeting and vote in person, you must obtain a “legal proxy” from the record holder of the shares giving you the right to vote the shares.

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your Common Stock by signing, dating and mailing the proxy card in the postage paid envelope that we have provided. The proxy holders will vote your shares in accordance with your instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors. You may also choose to attend the Annual Meeting and vote your shares in person.

Matters to be Presented	We are not aware of any matters to be presented other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Changing Your Vote.”

Changing Your Vote	To revoke your proxy instructions if you are a holder of record, you must (i) advise our Corporate Secretary in writing before the proxy holders vote your shares, (ii) deliver later proxy instructions or (iii) attend the Annual Meeting and vote your shares in person. If your shares are held by a bank, broker or other nominee, you must follow the instructions provided by the bank, broker or nominee.

Cost of This Proxy Solicitation	The Company will pay the cost of this proxy solicitation. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we will reimburse these individuals for their reasonable out-of-pocket expenses.

How Votes are Counted	The Annual Meeting will be held if a quorum, or a majority of the outstanding Common Stock entitled to vote, is represented in person or by proxy at the Annual Meeting. If you have returned valid proxy instructions or attend the Annual Meeting in person, your Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

Abstentions and Broker Non-Votes	Shares that are voted “WITHHELD” or “ABSTAIN” are treated as being present for purposes of determining the presence of a quorum and as entitled to vote on a particular subject matter at the Annual Meeting. If you hold your Common Stock through a bank, broker or other nominee, the broker may be prevented from voting shares held in your account on some proposals (a “broker non-vote”) unless you have given voting instructions to the bank, broker or nominee. Shares that are subject to a broker non-vote are counted for purposes of determining whether a quorum exists but not for purposes of determining whether a proposal has passed.

Our Voting Recommendations	When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. However, if no specific instructions are given, the shares will be voted in accordance with the following recommendations of our Board of Directors:

• “FOR” the election of Edward L. Masry, Eugene E. Eichler, Bruce H. McKinnon, Robert F. Sylk, John Brown, John F. Price and Joseph Helleis to the Board of Directors;

• “FOR” ratification of Weinberg & Company, P.A. our independent auditors for fiscal year 2004; and

• “FOR” approval of the 2004 Plan.

Deadline for Receipt of Stockholder Proposals	Stockholders may present proposals for action at a future meeting only if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission (“SEC”). Stockholder proposals that are intended to be included in our Proxy Statement and form of Proxy relating to the meeting for our 2005 Annual Meeting of Stockholders under rules set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must be received by us no later than January 10, 2005 to be considered for inclusion in the next year’s Proxy Statement.

PROPOSAL ONE:

ELECTION OF DIRECTORS

      The Board of Directors currently consists of eight directors. On July 30, 2002, one of our directors, Jeffrey Muller, was prohibited by court order from acting as an officer or director. At each Annual Meeting of stockholders, directors are elected until their respective successors are duly elected and qualified.

Nominees	The Nominating and Corporate Governance Committee of the Board of Directors selected, and the Board of Directors approved, Edward L. Masry, Eugene E. Eichler, Bruce H. McKinnon, Robert F. Sylk, John Brown, John F. Price and Joseph Helleis as nominees for election at the Annual Meeting to the Board of Directors. If elected, they will each serve as a director until their respective successors are elected and qualified or their earlier resignation or removal.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of these nominees. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors. We are not aware of any reason that any nominee would be unable or unwilling to serve as a director.

Vote Required	If a quorum is present, the nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and broker non-votes will have no effect on the election of directors.

      The Board of Directors unanimously recommends that stockholders vote “FOR” the election of Edward L. Masry, Eugene E. Eichler, Bruce H. McKinnon, Robert F. Sylk, John Brown, John F. Price and Joseph Helleis to the Board of Directors.

Information About the Directors and Nominees

      The following table sets forth information regarding our directors and the nominees as of April 26, 2004:

Name	Age	Position	Director Since

Edward L. Masry, Esq.	71	Chief Executive Officer and	2001
		Chairman of the Board
Eugene E. Eichler, CPA(1)	77	President, Chief Financial	2002
		Officer, Treasurer and Director
Bruce H. McKinnon(1)(2)	62	Chief Operating Officer,	2002
		Executive Vice President and Director
Robert F. Sylk	65	Vice President and Director	2001
Hon. J. Joseph Brown, AO(2)(3)	72	Director	2002
John F. Price, Ph.D(1)(2)	60	Director	2002
Joseph Helleis(1)(2)(3)	66	Director	2002
Jeffrey A. Muller(4)	50	Director	1999

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Nominating and Corporate Governance Committee.

(4)	On July 30, 2002, Jeffrey Muller was prohibited by court order from acting as an officer or director.

      There are no family relationships between any director and executive officer of the Company.

      Edward L. Masry, Esq. has served as our Chairman of the Board of Directors and Chief Executive Officer since October 2001. From October 2001 until February 2004, Mr. Masry served as our President. Mr. Masry has been a member of the law firm of Masry & Vititoe since 1986 and was Mayor of Thousand Oaks City, California and is currently a member of the Thousand Oaks City Council. From 1960 to 1986, he was a partner of various law firms. Mr. Masry was corporate director of Merlin Olsen Porsche Audi from 1970 to 1988 and corporate director of Gabriel Olsen Volkswagen from 1969 to 1973. Mr. Masry received a J.D. from Loyola Law School, Los Angeles.

      Eugene E. Eichler, CPA has served as our Chief Financial Officer and Treasurer since October 2001 and as a director since May 2002. From October 2001 to February 2004, Mr. Eichler served as our Chief Operating Officer. Mr. Eichler was the Chief Financial Officer and Firm Administrator of the law firm Masry & Vititoe from 1982 to October 2001. From 1974 to 1982, Mr. Eichler provided financial consulting services to Foundation for HMO’s, Acne Care Medical Clinics and Earth Foods, Inc. From 1960 to 1974, Mr. Eichler headed financial consulting services for Milburn Industries and Brown, Eichler & Company. From 1953 to 1960, he held the position of Chief Budgets and Forecasts at North American Aviation. From 1951 to 1953, Mr. Eichler held various audit positions at the Atomic Energy Commission. Mr. Eichler received a B.A. from University of Montana.

      Bruce H. McKinnon has served as a director since May 2002, our Executive Vice-President of Business Development since December 2003 and as our Chief Operating Officer since February 2004. Mr. McKinnon has served as Chief Executive Officer and President of KZ Golf, Inc., an international golf equipment company, since 1994. From 1990 to 1994, he was President and Chief Executive Officer of TTL Corporation and Novaterra, Inc., environmental remediation and technology corporations. Prior to 1990, Mr. McKinnon was an owner, Chairman and Chief Executive Officer of several international trading and manufacturing corporations.

      Robert F. Sylk has served as a director since October 2001 and our Vice President of Investor Relations since May 2002. He currently is one of the board of directors of the La Quinta, California Chamber of Commerce and Chairman of its Ambassadors Committee. From 1991 to 2003, he has served as a senior executive of Mirage Resorts. He was a delegate to the California Tourism and Trade Commission from 1994 to 1998. From 1993 to 1997, he was Senior Vice President of the Marina Del Rey Chamber of Commerce. He was a board member for the Los Angeles County Department of Beaches and Harbors and on the Board of the United Service Organizations (U.S.O.) from 1993 to 2000. Mr. Sylk is presently a director for the Agua Caliente Casino, located in Rancho Mirage, Calif.

      Hon. J. Joseph Brown, AO has served as a director since May 2002. He has served as Chairman of the Australian Tourism Task Force since 1989 and currently is a professional consultant to Service Corporation International Australia. Mr. Brown has also served as director of Macquarie Tourism and Leisure since 1990. From 1983 to 1988, Mr. Brown was Minister for Sport and Tourism for the Australian government and from 1987 to 1988 he was the Minister for the Environment. He was a member of the Olympics bid teams for Brisbane (1992), Melbourne (1996) and the successful Sydney bid (2000). Mr. Brown was Founding Director of the Sydney Olympic Games Organizing Committee in 1992 and the Sydney Paralympic Organizing Committee in 1998.

      John F. Price, PhD has served as a director since May 2002. He co-founded and has served as Chairman of the Board of Conscious Investing Pty Ltd., a software company, since May 2001. In June 1998, Mr. Price founded Price Value, Inc., a software company to market software that he developed. He has served as Chairman of the Board of Price Value, Inc. since 1998. Since October 1997, Mr. Price has held various teaching positions in mathematics and physics at University of New South Wales. From 1990 to 1998, he was professor and head of the Mathematics Department at Maharishi University of Management. Mr. Price received a B.Sc. and M.Sc. from the University of Melbourne and a Ph.D. from the Australian National University.

      Joseph Helleis has served as a director since May 2002. Since 2002, he has been operating his own financial services consulting firm, Joseph Helleis and Associates. From 2000 to 2002, he was President/ Chief Executive Officer with Bank of Whittier, California. From 1981 to 2000, he served in senior executive capacities as Chairman/ CEO, President/ CEO, and Chief Credit Officer with number of financial institutions in the southern California region. After his honorable discharge from the United States Navy in 1960, Mr. Helleis served with Citibank in New York City until 1981 where his last position was Vice President/ Senior Credit Officer for the New York State Business Banking Region. Mr. Helleis has an AA degree from the National Institute of Credit.

      Jeffrey A. Muller was elected as a director in February 1999. In July 2002, he was enjoined by court order from acting as a director or officer of our company. (See “Certain Relationships and Related Transactions”.) Mr. Muller is the Company’s founder and served as our President from February 1999 until July 2002.

CORPORATE GOVERNANCE

Board Meetings	The Board of Directors held two meetings during 2003. All directors attended at least 75% of the total number of meetings of the Board of Directors and all committees on which they served during 2003.

Committees of the Board of Directors	The Board of Directors has Audit, Nominating and Corporate Governance, and Compensation Committees. Each of these committees operates under a written charter. Copies of the Audit and Nominating and Corporate Governance Committee charters are attached as Appendix A and B, respectively. In addition, we will provide a copy of any of these documents without charge to any stockholder upon written request made to Corporate Secretary, Save the World Air, Inc., 5125 Lankershim Boulevard, North Hollywood, California 91601. All members of the committees are appointed by the Board of Directors. These committees were formed at the end of 2003, and there were no committee meetings held in 2003.

Audit Committee	The Audit Committee presently consists of Messrs. Eichler, Mc Kinnon, Price and Helleis. Mr. Eichler serves as chairman of the Audit Committee. The Board of Directors has determined that Mr. Eichler is an audit committee financial expert, as that term is defined in Item 401(h) of Regulation S-K of the Exchange Act. The Board of Directors has also determined that each of Messrs. Price and Helleis is independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A of the Exchange Act and the requirements of the Nasdaq Stock Market as currently in effect.

The Audit Committee oversees the accounting, financial reporting and audit processes; makes recommendations to the Board of Directors regarding the selection of independent auditors; reviews the results and scope of audit and other services provided by the independent auditors; reviews the accounting principles and auditing practices and procedures to be used in preparing our financial statements; and reviews our internal controls. The Audit Committee charter is attached as Appendix A.

The Audit Committee works closely with management and our independent auditors. The Audit Committee also meets with our independent auditors in an executive session, without the presence of our management, on a quarterly basis, following completion of their quarterly reviews and annual audit, to review the results of their work. The Audit Committee also meets with our independent auditors to approve the annual scope of the audit services to be performed.

The Audit Committee Report is included below on page 25.

Pre-Approval Policy	As part of its responsibility, the Audit Committee is required to pre-approve audit and non-audit services performed by our independent auditor in order to assure that the provision of such services does not impair the independent auditor’s independence. The Audit Committee’s Pre-Approval Policy establishes a policy requiring the Audit Committee to review and approve (a) all audit services, (b) permitted non-audit services, (c) tax services and (d) all other services to be performed by our independent auditor or its affiliates. Unless a type of service to be provided by our independent auditor or its affiliates has received general pre-approval, it requires specific pre-approval by the Audit Committee.

The Audit Committee pre-approves both scope and fee levels for all services to be provided by our independent auditor or its affiliates within specified categories of services. Any proposed services exceeding pre-approval scope or cost levels require specific pre-approval by the Audit Committee. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.

The following summarizes the pre-approval policies and procedures:

• Any of the services described above to be provided to the company by our independent auditor or its affiliates must be submitted to the Audit Committee for review and approval. The proposed services are submitted to the Audit Committee in writing by both our independent auditor and our Chief Financial Officer, with a description of the services to be performed, fees to be charged, and affirmation that the services are not prohibited under Section 201 of the Sarbanes-Oxley Act of 2002.

• The Audit Committee in its sole discretion then approves or disapproves the proposed services and documents such approval in writing. Pre-approval actions taken during Audit Committee meetings are recorded in the minutes of the meetings.

• Any audit or non-audit service to be provided to the company which is proposed between meetings of the Audit Committee is submitted to the Audit Committee chairman in writing for the chairman’s review and pre-approval and is included as an agenda item at the next scheduled Audit Committee meeting, or is approved in the form of a written consent of the Audit Committee, in the discretion of the Audit Committee chairman.

The Audit Committee may periodically revise the list of pre-approved services, based on subsequent determinations. The Audit Committee does not delegate to management its responsibilities to pre-approve services performed by the independent auditor or its affiliates.

Prior to the adoption of this policy, management had the implicit pre-approval of the Audit Committee to engage Weinberg & Company, P.A., or any other professional service firm, to perform tax and other services. The Audit Committee has since assumed responsibility for pre-approving all auditing services and permitted non-auditing services, including the related fees and terms thereof.

Nominating and Corporate Governance	The Nominating and Corporate Governance Committee presently consists of Messrs. Brown and Helleis. Mr. Helleis serves as chairman of the Nominating and Corporate Governance Committee. Both members of the Nominating and Corporate Governance Committee meet the independence requirements of the Nasdaq Stock Market as currently in effect.

The Nominating and Corporate Governance Committee considers and periodically reports on matters relating to the identification, selection and qualification of the Board of Directors and candidates nominated to the Board of Directors and its committees; develops and recommends governance principles applicable to us; and oversees the evaluation of the Board of Directors and management.

Director Qualifications	The Nominating and Corporate Governance Committee uses a variety of criteria to evaluate the qualifications and skills necessary for members of our Board of Directors. Under these criteria, members of the Board of Directors should have the highest professional and personal ethics and values, consistent with the

Company’s values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of our stockholders.

Identification and Evaluation of Nominees for Directors	The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current members of the Board of Directors, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. The Nominating and Corporate Governance Committee considers properly submitted stockholder recommendations for candidates for the Board of Directors. In evaluating such recommendations, the Nominating and Corporate Governance Committee uses the qualifications standards discussed above and seeks to achieve a balance of knowledge, experience and capability on the Board of Directors.

Stockholder Nominations	The Nominating and Corporate Governance Committee seeks out appropriate candidates to serve as directors of the company, and the Nominating and Corporate Governance Committee interviews and examines director candidates and makes recommendations to the Board regarding candidate selection. In considering candidates to serve as director, the Nominating and Corporate Governance Committee evaluates various minimum individual qualifications, including strength of character, maturity of judgment, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge, as well as the extent to which the candidate would fill a present need on the Board.

The Nominating and Corporate Governance Committee will consider stockholder nominations for director. Nominations for director submitted to this committee by stockholders are evaluated according to the company’s overall needs and the nominee’s knowledge, experience and background. A nominating stockholder must give appropriate notice to the company of the nomination not less than 90 days prior to the first anniversary of the preceding year’s annual meeting. In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than

60 days from the anniversary date of the preceding year’s annual meeting, the notice by the stockholder must be delivered not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made.

The stockholders’ notice shall set forth, as to:

• each person whom the stockholder proposes to nominate for election as a director:

• the name, age, business address and residence address of such person,

• the principal occupation or employment of the person,

• the class and number of shares of the company which are beneficially owned by such person, if any, and

• any other information relating to such person which is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act, and the rules thereunder; and

• the stockholder giving the notice:

• the name and record address of the stockholder and the class and number of shares of the company which are beneficially owned by the stockholder,

• a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which nomination(s) are to be made by such stockholder,

• a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice,

• any other information relating to such person which is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act, and the rules thereunder.

The notice must be accompanied by a written consent of the proposed nominee to be named as a director.

Stockholder Communications with the Board	The following procedures have been established by the Board in order to facilitate communications between our stockholders and the Board:

• Stockholders may send correspondence, which should indicate that the sender is a stockholder, to the Board or to any individual director, by mail to Corporate Secretary, Save the World Air, Inc., 5215 Lankershim Boulevard, North Hollywood, California 91601.

• Our Secretary will be responsible for the first review and logging of this correspondence and will forward the communication to the director or directors to whom it is addressed unless it is a type of correspondence which the Board has identified as correspondence which may be retained in our files and not sent to directors. The Board has authorized the Secretary to retain and not send to directors communications that: (a) are advertising or promotional in nature (offering goods or services), (b) solely relate to complaints by clients with respect to ordinary course of business customer service and satisfaction issues or (c) clearly are unrelated to our business, industry, management or Board or committee matters. These types of communications will be logged and filed but not circulated to directors. Except as set forth in the preceding sentence, the Secretary will not screen communications sent to directors.

• The log of stockholder correspondence will be available to members of the Board for inspection. At least once each year, the Secretary will provide to the Board a summary of the communications received from stockholders, including the communications not sent to directors in accordance with the procedures set forth above.

Compensation Committee	The Compensation Committee consists of Messrs. Helleis, Brown, Price and McKinnon. Mr. Helleis serves as chairman of the Compensation Committee. Mr. Helleis and Mr. Price meet the independence requirements of the Nasdaq Stock Market as currently in effect.

The Compensation Committee oversees and makes recommendations to the Board of Directors regarding our compensation and benefits policies; and oversees, evaluates and approves compensation plans, policies and programs for our executive officers.

The Compensation Committee Report is included below on page 23.

Compensation Committee Interlocks and Insider Participation	During fiscal year 2003, two members of the Compensation Committee were either an officer or consultant of the Company. No member of the Compensation Committee or executive officer of the Company served as a member of the Board of Directors or Compensation Committee of any entity that has an executive officer serving as a member of our Board of Directors or Compensation Committee.

Annual Meeting Attendance	Each director is encouraged to attend annual meetings of the Company’s stockholders and to be available to answer any questions posed by stockholders to such director. The Company did not hold an annual meeting in 2003.

Code of Ethics	The Company has adopted a code of ethics that complies with the standards mandated by the Sarbanes-Oxley Act of 2002. This code applies to the Company’s chief executive officer and its senior financial officers, including its chief financial officer and treasurer.

If the Company amend or grant any waiver, including an implicit waiver, from a provision of the code of ethics that applies to the Company’s directors and executive officers, including its chief executive officer and its senior financial officers, the Company will publicly disclose such amendment or waiver as required by applicable law and regulations or post such amendment or waiver on the Company’s website at www.savetheworldair.com. The information on the Company’s website is not, and shall not be deemed to be, a part of this proxy statement or incorporated by reference into this or any other filing the Company makes with the SEC.

Corporate Governance Documents	By the date of the 2004 Annual Meeting, management hopes to have the Company’s code of ethics, Board committee charters and certain other corporate governance documents and policies available on the Company’s website at www.savetheworldair.com. In addition, the Company will provide a copy of any of these documents without charge to any stockholder upon written request made to Corporate Secretary, Save the World Air, Inc., 5125 Lankershim Boulevard, North Hollywood, California 91601.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

RELATED STOCKHOLDER MATTERS

      The following table sets forth information regarding the beneficial ownership of our common stock as of March 31, 2004 as to

•	each of the executive officers named in the Summary Compensation Table (“Named Executive Officers”),

•	each director and nominee for director,

•	each person who is known by us to own beneficially more than five percent of our outstanding common stock and

•	all directors and Named Executive Officers as a group.

      Unless otherwise indicated, the address of each listed stockholder is c/o Save the World Air, Inc., 5125 Lankershim Boulevard, North Hollywood, California 91601. As of March 31, 2004, there were 34,691,821 shares of common stock outstanding.

		Percentage of
	Number of Shares of	Shares
	Common Stock	Beneficially
Name and Address of Beneficial Owner	Beneficially Owned(1)	Owned(2)

Named Executive Officers and Directors
Edward L. Masry, Esq.(3)	7,000,000	17.2%
Eugene Eichler, CPA(4)	750,000	2.1%
Bruce H. McKinnon(5)	409,100	1.2%
Nathan Shelton	50,000	*
Robert F. Sylk	335,000	*
4143 Via Marina, #1118 Marina Del Rey, CA 90292
Hon. J. Joseph Brown, AO	250,000	*
Level 10, Westfield Towers 100 William Street Sydney NSW 2011 Australia
John F. Price, PhD	291,000	*
14/2 New McLean Street Edgecliff, NSW 2027 Australia
Joseph Helleis	250,000	*
2639 Barefoot Lane Rowland Heights, CA 91748
Janice Holder	50,000	*
Jeffrey Muller(6)	10,000,000	22.4%
41 Murlong Crescent, Palm Beach Queensland, Australia 4221
Five Percent Stockholders
Edward Skoda(7)	4,000,000	11.5%
1773 Nelson Street, Suite 101 Vancouver, BC Canada V6G 1M6
Cecil Kyte(8)	2,261,855	6.3%
2934 Torito Road Santa Barbara, CA 93108
All Directors and Named Executive Officers as a Group (10 persons)(9)	9,385,100	38.0%

*	Represents beneficial ownership of less than one percent.

(1)	Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)	Percentage of beneficial ownership is based upon 34,691,821 shares of our Common Stock outstanding as of March 31, 2004. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days, are deemed outstanding for determining the number of shares beneficially owned and for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.

(3)	Includes stock options to purchase 2,000,000 shares of our Common Stock exercisable either currently or within 60 days after March 31, 2004. Also includes 2,000,000 shares and warrants to purchase an aggregate 2,000,000 shares held by Masry & Vititoe, PC, with respect to which Mr. Masry disclaims beneficial ownership except to the extent of his proportional share therein. Mr. Masry, our Chairman and Chief Executive Officer, is a member of Masry & Vititoe, PC, and may be deemed a beneficial owner of the shares held by such entity because of his status as a member.

(4)	Includes stock options to purchase 250,000 shares of our Common Stock exercisable either currently or within 60 days after March 31, 2004.

(5)	Mr. McKinnon is a participant in the KZ Golf, Inc. Defined Benefit Pension Plan, which is the owner of 9,100 shares of our Common Stock.

(6)	Includes stock options to purchase 10,000,000 shares of our Common Stock. These shares and options held by Mr. Muller are subject to pending litigation. Management has previously refused requests by Mr. Muller to exercise these options. See “Certain Relationships and Related Transactions”.

(7)	These shares are subject to pending litigation in the United States District Court, Southern District of New York, against Jeffrey Muller, our former Chief Executive Officer, his immediate family and various other persons and entities. We believe that Edward Skoda acted in concert with Mr. Muller with respect to these shares.

(8)	Includes warrants to purchase 1,060,000 shares of our Common Stock exercisable either currently or within 60 days after March 31, 2004.

(9)	Includes shares of our Common Stock issuable upon exercise of stock options or warrants currently exercisable within 60 days after March 31, 2004, as well as shares held by Masry & Vititoe, PC, with which Mr. Masry is affiliated.

PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has selected Weinberg & Company, P.A. to audit our financial statements for the fiscal year ending December 31, 2004. Although ratification by stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding its selection, the Board of Directors, in its discretion, may appoint new independent auditors at any time during the year if the Board of Directors believes that such a change would be in the best interest of the Company and its stockholders. If the stockholders do not ratify the appointment of Weinberg & Company, P.A. the Board of Directors may reconsider its selection.

      Weinberg & Company, P.A. was first appointed in fiscal year 2003, and has audited our financial statements for fiscal years 2002 and 2003. Certain additional information regarding changes in our independent auditors in 2002 and 2003 can be found in Part II, Item 8 of our Annual Report on Form 10-KSB, a copy of which accompanies this proxy statement.

      The Board of Directors expects that representatives of Weinberg & Company, P.A. will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

Audit and Other Fees

      The following table summarizes the fees charged by Weinberg & Company, P.A. for certain services rendered to the company during 2002 and 2003. Weinberg & Company, P.A. was retained in December 2003 to audit the Company’s financial statements and provide audit-related services for fiscal years 2002 and 2003. Because of the date of the engagement, Weinberg & Company, P.A. did not commence its audit and audit-

related services until early 2004. Accordingly, no fees were billed by Weinberg & Company, P.A. to the Company in either 2002 or 2003.

	Amount Billed and Paid

Type of Fee	Fiscal Year 2002	Fiscal Year 2003

Audit(1)	$0	$0
Audit Related(2)	0	0
Tax(3)	0	0
All Other(4)	0	0
Total	$0	$0

(1)	This category consists of fees for the audit of our annual financial statements included in the Company’s annual report on Form 10-KSB and review of the financial statements included in the Company’s quarterly reports on Form 10-QSB. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, statutory audits required by non-U.S. jurisdictions and the preparation of an annual “management letter” on internal control matters.

(2)	Represents services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years, aggregate fees charged for assurance and related services that are reasonably related to the performance of the audit and are not reported as audit fees. These services include consultations regarding Sarbanes-Oxley Act requirements, various SEC filings and the implementation of new accounting requirements.

(3)	Represents aggregate fees charged for professional services for tax compliance and preparation, tax consulting and advice, and tax planning.

(4)	Represents aggregate fees charged for products and services other than those services previously reported.

Vote Required	If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to ratify the appointment of Weinberg & Company, P.A. as our independent auditors. Abstentions will have the effect of a vote “against” the ratification of Weinberg & Company, P.A. as our independent auditors. Broker non-votes will have no effect on the outcome of the vote.

      The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of Weinberg & Company, P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2004.

PROPOSAL THREE:

APPROVAL OF THE 2004 STOCK OPTION PLAN

      We are asking our stockholders to approve the 2004 Stock Option Plan (the “2004 Plan”) so that we can attract and retain the best available personnel for service as employees as well as non-employee directors and to encourage their continued service with us. On March 2, 2004, the Board of Directors approved the 2004 Plan, subject to approval from our stockholders at the Annual Meeting.

      The following is only a summary of the principal provisions of the 2004 Plan. The summary is qualified in its entirety by reference to the 2004 Plan, which is attached as Appendix C.

Purpose of the Plan	The 2004 Plan is intended to benefit and strengthen the Company and its stockholders by:

• encouraging stock ownership by selected key employees, directors, consultants and advisers

• assisting the Company in attracting and retaining key personnel; and

• providing to participating personnel added incentive for high level of performance

Administration	A committee (the “Committee”) of three or more people selected by the Board of Directors administers the 2004 Plan. The Board has designated the Compensation Committee as the administrator of the 2004 Plan.

Number of Shares of Common Stock Available Under the Plan	A total of 1,500,000 shares of our Common Stock, subject to adjustment in the event of certain changes in our capitalization. If an option terminates or expires for any reason without having vested and been exercised, the related shares of Common Stock will again become available for grant.

Eligibility	All employees, directors, consultants and advisers of the Company are eligible to receive option grants under the 2004 Plan. As of March 30, 2004, approximately two Named Executive Officers, two employee directors, four non-employee directors and approximately three other employees were eligible to be selected by the Compensation Committee to receive grants under the 2004 Plan.

Types and Terms of Stock Options	The Compensation Committee may grant either incentive stock options qualified with respect to Internal Revenue Code Section 422 (“ISOs”) or options not qualified under any section of the Internal Revenue Code (“non-qualified options”). All ISOs granted under the 2004 Plan must have an exercise price that is at least equal to the fair market value of our Common Stock on the grant date and, in the case of a person who is a 10% or greater stockholder, the exercise price must be at least 100% of the fair marketing value of our Common Stock on the grant date. The exercise price of a non-qualified option shall be determined by the Board or the Compensation Committee. As of March 31, 2004, the fair market value of a share of our Common Stock, determined by the closing price per share on that date as quoted on Pink Sheets, was $1.50. No stock option granted under the 2004 Plan may have a term longer than ten years and, in the case of a person who is a 10% or greater stockholder, the stock option may not have a term longer than five years. The exercise price of stock options may be paid in cash, or, if the Compensation Committee permits, by tendering shares of common stock.

Vesting	The Compensation Committee has the authority to determine the amounts and period of time over which a stock option shall become exercisable (vest). However, the fair market value with respect to which an ISO is exercisable by an optionee during any calendar year may not exceed $100,000.

Stock Options to be Granted to Certain Individuals	The number of options that an individual may receive under the 2004 Plan will be in the discretion of the Committee and therefore cannot be determined in advance. However, the following table sets forth (a) the aggregate 1,172,652 shares subject to options granted by the Board of Directors on March 2, 2004, and (b) the average per share exercise price of such options.

	Number of	Average
	Options	Per Share
Name of Individual or Group	Granted(1)	Exercise Price

Edward L. Masry	250,000	$.98
	78,740	$1.38
Eugene E. Eichler	200,000	$.98
	86,956	$1.25
Bruce H. McKinnon	150,000	$.98
	86,956	$1.25
Joseph Helleis	100,000	$.98
John J. Brown	50,000	$.98
John Price	50,000	$.98
Robert F. Sylk	50,000	$.98
Nathan Shelton	50,000	$.98
Janice Holder	10,000	$1.25
Evelyn Updyke	5,000	$1.25
Philip Bryan	5,000	$1.25
All executive officers, as a group (4 persons)	902,652	$1.07
All directors who are not executive officers, as a group (4 persons)	250,000	$.98
All employees, including officers who are not executive officers, as a group (3 persons)	20,000	$1.25

(1)	All of these options are subject to stockholder approval of the 2004 Plan at the Annual Meeting.

Federal Income Tax Consequences	The following summary is intended only as a general guide to the United States federal income tax consequences under current law of incentive stock options and non-qualified stock options, which are authorized for grant under the 2004 Plan. It does not attempt to describe all possible federal or other tax consequences of participation in the 2004 Plan or tax consequences based on particular circumstances. The tax consequences may vary if options are granted outside the United States.

Incentive Stock Options. An option holder recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Internal Revenue Code Section 422. Option holders who dispose of the shares acquired under an incentive stock option after two years following the date the option was granted and after one year following the exercise of the option will normally recognize a capital gain or loss upon a sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If an option holder satisfies such holding periods upon a sale of the shares, the company will not be entitled to any deduction for federal income tax purposes. If an option holder disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the option holder upon the disqualifying disposition of the shares generally will result in a deduction by the company for federal income tax purposes.

Non-Qualified Options. Options not designated or qualifying as incentive stock options will be non-qualified options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a non-qualified option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a non-qualified option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss. No tax deduction is available to the company with respect to the grant of a non-qualified option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a non-qualified option.

Other Considerations. The Internal Revenue Code allows publicly-held corporations to deduct compensation in excess of $1 million paid to the corporation’s chief executive officer and its four other most highly compensated executive officers in office at the end of the tax year if the compensation is payable solely based on the attainment of one or more performance goals and certain statutory requirements are satisfied. We intend for compensation arising from grants of awards under the 2004 Plan which are based on performance goals, including stock options and stock appreciation rights granted at fair market value, to be deductible by us as performance-based compensation not subject to the $1 million limitation on deductibility.

Transferability	All ISOs are non-transferable other than by will or the laws of descent and distribution and shall be exercisable during an optionee’s lifetime only by the optionee. The Compensation Committee may provide that a non-qualified option may be transferred under certain terms and conditions.

Extraordinary Events	In the event of a sale of more than half the fair market value of the assets of the Company, the acquisition by a group or entity of more than 30% of the voting securities of the Company, or the dissolution or liquidation of the Company, all stock options not exercised shall terminate as of the date such transaction or event takes place, unless the stock options are assumed. The vesting of unvested stock options shall be accelerated in certain circumstances in connection with the acquisition of the assets or stock of the Company and the optionee shall be entitled to receive cash equal to the difference between the exercise price of the stock option and value of the consideration attributable to the transaction.

Amendment and Termination	The Board or the Compensation Committee may suspend, amend or terminate the 2004 Plan at any time, but no such action may be taken without stockholder approval if such approval is required by law or if such action increases the maximum number of shares that may be issued under the 2004 Plan, reduces the exercise price of an ISO, increases the maximum term of an ISO or permits stock options to be granted to anyone not eligible to be granted options at the time of the adoption of the 2004 Plan. The Board of Directors may, with the consent of an optionee, make modifications of the terms and conditions of that person’s stock option, other than as described in the preceding sentence, in which case stockholder approval is also required.

Vote Required	If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to approve the 2004 Plan. Abstentions will have the effect of a vote “against” the approval of the 2004 Plan. Broker non-votes will not be considered as present and entitled to vote on this proposal but will be counted as present for the purpose of determining a quorum.

      The Board of Directors unanimously recommends that stockholders vote “FOR” the approval of the 2004 Plan.

EXECUTIVE COMPENSATION AND OTHER MATTERS

      The following table sets forth compensation information for our Chief Executive Officer and our other Named Executive Officers as of the end of our last three fiscal years ended December 31, 2003.

Summary Compensation Table

			Long-term Compensation

			Awards

		Annual		Securities
		Compensation	Restricted	Under-
			Stock	lying	All Other
	Fiscal	Salary	Award(s)	Options	Compensation
Name and Principal Position	Year	($)(3)	($)(4)	(#)	($)

Edward L. Masry, Esq.(1)	2003	$—	$—	—	$—
President and Chief	2002	$—	$—	—	$—
Executive Officer	2001	$—	$950,000	3,000,000	$—
Eugene Eichler, CPA(2)	2003	$172,328	$—	—	$—
Chief Operating Officer,	2002	$167,670	$200,000	—	$—
Chief Financial Officer and	2001	$—	$—	250,000	$—
Treasurer

(1)	Mr. Masry was appointed President and Chief Executive Officer in October 2001 at no annual salary. Prior to being appointed President and Chief Executive Officer, Mr. Masry was not an executive officer of the Company.

(2)	Mr. Eichler was appointed Chief Operating Officer, Chief Financial Officer and Treasurer in October 2001. Prior to being appointed to these positions, Mr. Eichler was not an executive officer of the Company.

(3)	The law firm Masry & Vititoe, PC paid for Mr. Eichler’s salary for 2002 and 2003 pursuant to an arrangement under which we reimbursed Masry & Vititoe, PC for a portion of his salary. The portion reimbursed by us is shown in the table above.

(4)	The number and value of vested and unvested restricted stock based upon the closing market price of the common stock at December 31, 2003 ($1.25) were as follows: Mr. Masry, 1,000,000 vested shares valued at $1,250,000; and Mr. Eichler, 500,000 vested shares valued at $625,000. Mr. Masry’s shares vested at the time of grant. Mr. Eichler’s shares vested in October 2003.

OPTION GRANTS IN LAST FISCAL YEAR

      No options were granted to the Named Executive Officers in 2003.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2003
AND YEAR-END OPTION VALUES

      The following table sets forth information with respect to the Named Executive Officers concerning exercised and unexercised options held as of December 31, 2003.

	Shares		Number of Securities
	Acquired		Underlying Unexercised		Value of Unexercised
	On	Value	Options at Fiscal Year-End (#)		In-the-Money Options($)(1)
	Exercise	Realized
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Edward Masry, Esq	—	$—	2,000,000	1,000,000	$2,500,000	$1,250,000
Eugene Eichler, CPA	—	$—	250,000	—	$312,500	$—

(1)	Market value of our common stock at fiscal year-end minus the exercise price. The market value of our common stock on December 31, 2003 was $1.25 per share.

EQUITY COMPENSATION PLAN INFORMATION FOR 2003

      The following table sets forth information regarding outstanding options and shares reserved for future issuance under our equity compensation plans as of December 31, 2003:

Number of Securities
Remaining Available
for Future Issuance
	Number of Securities		Under Equity
	to be Issued upon	Weighted-Average	Compensation Plans
	Exercise of	Exercise Price of	(excluding Securities
	Outstanding Options,	Outstanding Options,	Reflected in the
Plan Category	Warrants and Rights	Warrants and Rights	First Column)

Equity compensation plans approved by security holders	N/A	$ N/A	N/A
Equity compensation plans not approved by security holders(1)	13,350,000	$.11	N/A
Total(1)	13,350,000	$.11	N/A

(1)	Represents options granted to Jeffrey A. Muller, Edward L. Masry and a consultant pursuant to Board action in 2001. The Company is presently engaged in litigation against Mr. Muller regarding the options for 10,000,000 shares granted to him. See “Certain Relationships and Related Transactions.”

Employment Agreements	Agreement with Edward L. Masry. On December 1, 2003, the Company entered into an employment agreement with Edward L. Masry, pursuant to which he serves as our Chief Executive Officer. The initial term of the agreement expires on December 31, 2007 and renews automatically for additional one-year terms unless either party has given notice of non-extension prior to the end of a term. The agreement provides for a base compensation of $1.00 per year. Mr. Masry is eligible to participate in the Company’s incentive and benefit plans, including eligibility to receive grants of stock options under the 2004 Plan.

If Mr. Masry’s employment is terminated by us without cause or as a result of his disability or death, he or his estate, as the case may be, will be entitled to receive an amount equal to the greater of the aggregate bonus(es), if any, paid to him with respect to one of the two years immediately preceding the year in which the termination occurs. In addition, Mr. Masry and his dependents will be entitled to continue to participate at the same levels in the Company’s benefit plans for a period of one year.

If Mr. Masry’s employment is terminated by him for good reason or as a result of a change of control, he will be entitled to receive all accrued salary, bonus and benefits for a period of three years from the date of termination. If Mr. Masry’s employment is terminated by us for cause or by Mr. Masry without good reason, he will only be entitled to receive accrued salary and benefits through the date of termination.

Agreement with Eugene E. Eichler. On December 1, 2003, the Company entered into an employment agreement with Eugene E. Eichler, pursuant to which he serves as our Chief Operating Officer. The initial term of the agreement expires on December 31, 2007 and renews automatically for additional one-year terms unless either party has given notice of non-extension prior to the end of a term. The agreement provides for a base compensation of $192,000 in 2004, which amount is reviewable by the Board of Directors in subsequent years of the term. Mr. Eichler is eligible to participate in the Company’s incentive and benefit plans, including eligibility to receive grants of stock options under the 2004 Plan.

If Mr. Eichler’s employment is terminated by us without cause or as a result of his disability or death, he or his estate, as the case may be, will be entitled to receive an amount equal to the greater of (i) his highest base compensation paid to him with respect to one of the two years immediately preceding the year in which the termination occurs or (ii) his base compensation in effect immediately prior to the date of termination, for a period of one year beginning on the date of termination. In addition, he will be entitled to receive an amount equal to the greater of the aggregate bonus(es), if any, paid to him with respect to one of the two years immediately preceding the year in which the termination occurs. Mr. Eichler and his dependents will be entitled to continue to participate at the same levels in the Company’s benefit plans for a period of one year.

If Mr. Eichler’s employment is terminated by him for good reason or as a result of a change of control, he will be entitled to receive all accrued salary, bonus and benefits for a period of three years from the date of termination. If Mr. Eichler’s employment is terminated by us for cause or by Mr. Eichler without good reason, he will only be entitled to receive accrued salary and benefits through the date of termination.

Agreement with Bruce H. McKinnon. On December 1, 2003, the Company entered into an employment agreement with Bruce H. McKinnon, pursuant to which he serves as our Executive Vice

President of Business Development. The initial term of the agreement expires on December 31, 2007 and renews automatically for additional one-year terms unless either party has given notice of non-extension prior to the end of a term. The agreement provides for a base compensation of $153,600 in 2004, which amount is reviewable by the Board of Directors in subsequent years of the term. Mr. McKinnon is eligible to participate in the Company’s incentive and benefit plans, including eligibility to receive grants of stock options under the 2004 Plan.

If Mr. McKinnon’s employment is terminated by us without cause or as a result of his disability or death, he, or his estate as the case may be, will be entitled to receive an amount equal to the greater of (i) his highest base compensation paid to him with respect to one of the two years immediately preceding the year in which the termination occurs or (ii) his base compensation in effect immediately prior to the date of termination, for a period of one year beginning on the date of termination. In addition, he will be entitled to receive an amount equal to the greater of the aggregate bonus(es), if any, paid to him with respect to one of the two years immediately preceding the year in which the termination occurs. Mr. McKinnon and his dependents will be entitled to continue to participate at the same levels in the Company’s benefit plans for a period of one year.

If Mr. McKinnon’s employment is terminated by him for good reason or as a result of a change of control, he will be entitled to receive all accrued salary, bonus and benefits for a period of three years from the date of termination. If Mr. McKinnon’s employment is terminated by us for cause or by Mr. McKinnon without good reason, he will only be entitled to receive accrued salary and benefits through the date of termination.

Directors’ Compensation	In fiscal year 2003, we did not pay an annual retainer or meeting fees to non-employee directors for their services as members of the Board of the Directors. However, we reimburse non-employee directors for expenses in connection with attendance at meetings.

In March 2004, upon the recommendation of the Compensation Committee following its review of market data and other considerations, the Board of Directors approved director compensation in the amount of $750 per meeting of the Board of Directors. This compensation is effective for fiscal year 2004.

Section 16(a) Beneficial Ownership Reporting Compliance	Section 16(a) of the Securities Exchange Act requires our executive officers, directors and ten percent stockholders to file reports of ownership and changes in ownership with the SEC. The same persons are required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of such forms, we believe that all our executive officers, directors and ten percent stockholders complied with the applicable filing requirements, except that Jan Holder was late filing her Form 3.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During 2002, we entered into an agreement with Edward L. Masry, our Chairman of the Board and Chief Executive Officer, for the reimbursement of a $500,000 loan made by Masry & Vititoe, PC, of which Mr. Masry is a member, to us. In June 2003, we paid this loan in full by issuing an aggregate 2,000,000 shares at a price per share of $0.25 and warrants to purchase an aggregate 2,000,000 shares at an exercise price of $0.50, exercisable for a five-year period. Also during 2003, $49,651 of billed legal fees by Masry & Vititoe, PC, was paid by us in the form of issuing warrants to purchase 83,414 shares of our Common Stock. The warrants are exercisable at $ ..50 per share for a five-year period.

      In October 2003, we entered into a lease agreement with KZ Golf, Inc. to lease office space for our primary administrative facility. Jennifer J. King, the wife of Mr. McKinnon, one of our directors, is the indirect principal stockholder of KZ Golf, Inc.

      In July 2002, after an investigation by our newly constituted board of directors, we commenced litigation against Jeffrey Muller, the Company’s founder and former President, and others, seeking injunctive relief, disgorgement and financial restitution for a variety of acts and omissions in connection with sales of our Common Stock and other transactions occurring between 1998 and 2002. We are also seeking a court order allowing us to cancel all of the approximately 8,716,710 shares of our Common Stock which we believe are controlled, directly or indirectly, by Mr. Muller, divesting Mr. Muller of any right to exercise options for 10,000,000 shares of our Common Stock and a monetary judgment against Muller and others in the amount of several million dollars. On July 30, 2002, the U.S. Federal District Court, Southern District of New York, granted our application for a preliminary injunction against Mr. Muller and others, which prevents Mr. Muller and the other defendants from selling, transferring, or encumbering any of our assets and property, from selling or transferring any of our Common Stock that they may own or control, or from taking any action to injure us or our business and stockholders. The order also prevents Mr. Muller from exercising any control over our company and serving as an officer or director of our company. The litigation is pending.

COMPENSATION COMMITTEE REPORT

      The following Report of the Compensation Committee and the Performance Graph that follows do not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate this report or the performance graph by reference therein.

      The Compensation Committee has furnished this report on executive compensation for the 2003 fiscal year.

      The Compensation Committee has the authority to review and determine the salaries and bonuses of senior executive officers of the company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The Compensation Committee also has the sole and exclusive authority to make discretionary option grants to all of the company’s employees under the 2004 Plan, if the Plan is approved by our stockholders at the 2004 Annual Meeting.

      The Compensation Committee believes that the compensation programs for the Company’s executive officers should reflect the company’s performance and the value created for the Company’s stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the company, reward individual contribution to the Company’s success and align the interests of the Company’s officers with the interests of its stockholders. The Company is engaged in a very competitive industry, and the Company’s success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

      The principal factors that were taken into account in establishing each executive officer’s compensation package for the 2003 fiscal year are described below. However, the Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

      Chief Executive Officer Compensation. Edward L. Masry, who served as our President and Chief Executive Officer in 2003, received no compensation for 2003. Mr. Masry’s principal compensation came from his law firm, Masry & Vititoe. That law firm also provides legal work for us. Because of the terms of Mr. Masry’s employment agreement, the Compensation Committee did not consider specific factors in connection with Mr. Masry’s compensation. Because the Company is in the development stage, the Compensation Committee did not award a bonus to Mr. Masry for 2003. We entered into an employment agreement with Mr. Masry in December 2003, under which his base compensation will be $1.00 per year for each year of the term of the agreement, commencing in 2004.

      Other Senior Executive Officer Compensation. Eugene E. Eichler, who served as our Chief Operating Officer, Chief Financial Officer and Treasurer in 2003, was paid his compensation by Masry & Vititoe. Masry & Vititoe billed us 90% of that amount, reflecting the approximate allocation of Mr. Eichler’s time devoted to the affairs of our Company. Because the Company is in the development stage, the Compensation Committee did not award a bonus to Mr. Eichler for 2003. We entered into an employment agreement with Mr. Eichler in December 2003, under which his base compensation will be $192,000 in 2004 and which is reviewable for subsequent years of the term of the agreement.

      Our other executive officers were paid relatively nominal amounts of base compensation in 2003, reflecting the development stage of our Company. Because the company is in the development stage, the Compensation Committee also did not award a bonus to any of our executive officers for 2003.

      Compliance with Code Section 162(m). Section 162(m) of the Code disallows a tax deduction to publicly-held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance based. Non-performance based compensation paid to the Company’s executive officers for the 2003 fiscal year did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid to the Company’s executive officers for the 2003 fiscal year will exceed that limit. Because it is unlikely that the cash compensation payable to any of the Company’s executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company’s executive officers. The Compensation Committee will reconsider this decision should the individual cash non-performance based compensation of any executive officer ever approach the $1 million level.

      The Board did not modify any action or recommendation made by the Compensation Committee with respect to executive compensation for the 2003 fiscal year. It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company’s performance and the interests of the Company’s stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long term.

Respectfully submitted by:

Joseph Helleis
Hon. J. Joseph Brown
John F. Price
Bruce H. McKinnon

AUDIT COMMITTEE REPORT

      The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this report by reference therein, and shall not be deemed to be soliciting material or otherwise deemed filed under either such Act.

      The Audit Committee is currently composed of four directors, two of whom are independent. The duties and responsibilities of a member of the Audit Committee are in addition to his duties as a member of the Board.

      The Audit Committee operates under a written charter . A copy of the Audit Committee Charter is attached as Appendix A to this proxy statement. The Board and the Audit Committee believe that the Audit Committee Charter complies with the current standards set forth in SEC regulations. There may be further action by the SEC during the current year on several matters that affect all audit committees. The Board and the Audit Committee continue to follow closely further developments by the SEC in the area of the functions of audit committees and will make additional changes to the Audit Committee Charter and the policies of the Audit Committee as required or advisable as a result of these new rules and regulations.

      The Audit Committee’s primary duties and responsibilities are:

•	engage the company’s independent auditor;

•	monitor the independent auditor’s independence, qualifications and performance;

•	pre-approve all audit and non-audit services;

•	monitor the integrity of the company’s financial reporting process and internal controls system;

•	provide an open avenue of communication among the independent auditor, financial and senior management of the company and the Board; and

•	monitor the company’s compliance with legal and regulatory requirements.

      Management is responsible for the company’s internal controls and the financial reporting process. The company’s independent auditor is responsible for performing an independent audit of the company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

      The company is planning to form an internal management group, reporting to the Chief Executive Officer and the Audit Committee, that is charged with guiding the Company in meeting the various requirements of Section 404 of the Sarbanes-Oxley Act of 2002.

      The Audit Committee has begun to implement procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under its charter. The Audit Committee did not meet during 2003, but met in early 2004 with respect to the financial statements and financial condition of the Company for fiscal years 2002 and 2003.

      In overseeing the preparation of the Company’s financial statements, the Audit Committee met with both management and the Company’s outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statements on Auditing Standards No. 61 and 90 (Communication with Audit Committees).

      With respect to the company’s outside auditors, the Audit Committee, among other things, discussed with Weinberg & Company, P.A. matters relating to its independence, including the written disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence

Discussions with Audit Committees). The Audit Committee also reviewed and approved the audit and non-audit fees of that firm.

      On the basis of these reviews and discussions, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the 10-KSB for filing with the SEC.

Respectfully submitted by:

Eugene E. Eichler
Bruce H. McKinnon
Joseph Helleis
John F. Price

STOCKHOLDER PROPOSALS

      From time to time stockholders present proposals that may be proper subjects for inclusion in a proxy statement and for consideration at an annual meeting. Under the rules of the SEC, to be included in the proxy statement for our 2005 annual meeting of stockholders, proposals must be received by us no later than January 10, 2005.

ANNUAL REPORT ON FORM 10-K

      We filed our Annual Report on Form 10-KSB with the SEC on March 15, 2004. A copy of the 10-KSB has been mailed to all stockholders along with this proxy statement. Stockholders may obtain additional copies of the 10-KSB and the exhibits thereto, without charge, by writing to the Corporate Secretary at our principal executive offices at 5125 Lankershim Boulevard, North Hollywood, CA 91601.

OTHER MATTERS

      Management does not know of any matters to be presented at the 2004 Annual Meeting other than those set forth herein and in the Notice accompanying this proxy statement. If a stockholder vote is necessary to transact any other business at the 2004 Annual Meeting, the proxyholders intend to vote their proxies in accordance with their best judgment related to such business.

      It is important that your shares be represented at the 2004 Annual Meeting, regardless of the number of shares that you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the 2004 Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors,

EDWARD L. MASRY
Chairman of the Board and Chief Executive Officer

May 3, 2004

North Hollywood, California

SAVE THE WORLD AIR, INC.

Shareholders Meeting May 24th, 2004 at 10:00 am

Hilton Hotel Los Angeles/Universal City

555 Universal Hollywood Drive
Universal City, CA 91608
Phone: (818) 506-2500

Directions from Los Angeles International Airport (LAX):

      1. Merge onto I-405 N.

            (13.8 mi)
      2. Merge onto US-101 S toward LOS ANGELES.
            (7.2 mi)
      3. Take the exit toward LANKERSHIM/UNIVERSAL CITY.
            (0.1 mi)
      4. Turn RIGHT onto CAHUENGA BLVD.
            (0.2 mi)
      5. Turn RIGHT onto LANKERSHIM BLVD.
            (0.1 mi)
      6. Turn RIGHT onto UNIVERSAL HOLLYWOOD DR.
            (0.2 mi)
      7. End at 555 Universal Hollywood Drive.

Directions from Los Angeles/Downtown:

      1. Merge onto CA-110 N toward PASADENA.

            (0.9 mi)
      2. Merge onto US-101 N toward HOLLYWOOD.
            (8.8 mi)
      3. Take the LANKERSHIM BLVD exit toward UNIVERSAL CITY
            (0.2 mi)
      4. Take RIGHT onto LANKERSHIM BLVD.
            (0.1 mi)
      5. Turn RIGHT onto UNIVERSAL HOLLYWOOD DR.
            (0.2 mi)
      6. End at 555 Universal Hollywood Drive.

                                                               Appendix A

CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

OF SAVE THE WORLD AIR, INC.

Purpose:

      The purpose of the Audit Committee of the Board of Directors of Save the World Air, Inc. (the “Company”) shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board in oversight and monitoring of (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications, independence and performance; and (iv) the Company’s internal accounting and financial controls;

•	Prepare the report that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement;

•	Provide the Company’s Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

Membership:

      The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any additional criteria required by the SEC):

•	Each member will be able to read and understand fundamental financial statements; and

•	At least one member will be a financial expert, as defined in the rules of the SEC.

Authority and Responsibilities:

      In addition to any other responsibilities which may be assigned from time to time by the Board of Directors, the responsibilities of the Audit Committee shall include:

Independent Auditors

•	Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by (i) reviewing the independent auditors’ proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors’ peer review conducted every three years; (iv) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements; and

•	At least annually, obtaining and reviewing a report by the independent auditor describing (i) the audit firm’s internal quality control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm; and (iii) any steps taken to deal with any such issues.

Financial Statements, Disclosure and Other Risk Management and Compliance Matters

•	Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Reports on Form 10-KSB and Quarterly Reports on Form 10-QSB, respectively, with the SEC;

•	Directing the Company’s independent auditors to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-QSB, using professional standards and procedures for conducting such reviews;

•	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

•	[Reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release;]

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities;

•	Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC;

•	Reviewing the Company’s policies and practices with respect to risk assessment and risk management, including discussing with management the Company’s major financial risk exposures and the steps that have been taken to monitor and control such exposures;

•	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors (without seeking Board of Directors approval);

•	Reviewing, approving and monitoring the Company’s code of ethics for its senior financial officers;

•	Reviewing management’s monitoring of compliance with the Company’s standards of business conduct and with the Foreign Corrupt Practices Act;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Reviewing the Company’s financial and accounting reporting compliance relating to its employee benefit plans; and

•	Reviewing and approving in advance any proposed related party transactions.

Reporting to the Board

•	At least quarterly, reporting to the Board. This report shall include a review of any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to be included by the Board;

•	At least annually, reviewing and assessing the adequacy of this charter and recommend any proposed changes to the Board for approval; and

•	At least annually, evaluating its own performance and report to the Board on such evaluation.

Limitations Inherent in the Audit Committee’s Role:

      It’s not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

      It is also not the duty of the Audit Committee to resolve disagreements, if any, between management and the outside auditors or to assure compliance with laws and regulations and the Company’s policies generally. Furthermore, it is the responsibility of the CEO and senior management to avoid and minimize the Company’s exposure to risk, and while the Audit Committee is responsible for reviewing with management the guidelines and policies to govern the process by which risk assessment and management is undertaken, the Audit Committee is not the sole body responsible.

Meetings:

      The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

      The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Audit Committee under this charter.

Minutes:

      The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

Compensation:

      Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers, per meeting fees and special fees for service as Chair of the Audit Committee. Fees may be paid in such form of consideration as is determined by the Board of Directors, which may include cash, deferred payment, stock or stock options.

      Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

Delegation of Authority:

      The Audit Committee may, from time to time, delegate its authority to approve non-audit services on a preliminary basis to one or more designated members of the Audit Committee, provided that such designees present any such approval to the full Audit Committee for ratification at the next scheduled meeting.

Appendix B

CHARTER FOR THE NOMINATING AND CORPORATE GOVERNANCE

COMMITTEE OF THE BOARD OF DIRECTORS OF
SAVE THE WORLD AIR, INC.

Purpose:

      The purpose of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of Save the World Air, Inc. (the “Company”) shall be to ensure that the Board is properly constituted to meet its fiduciary obligations to stockholders and the Company, and that the Company has and follows appropriate governance standards.

      To carry out this purpose, the Nominating and Corporate Governance Committee shall: (i) identify prospective director nominees and recommend to the Board the director nominees for the next annual meeting or special meeting of stockholders at which directors are to be elected, and recommend individuals to the Board to fill any vacancies or newly created directorships that may occur between such meetings; (ii) develop and recommend to the Board the governance principles applicable to the Company; (iii) oversee the evaluation of the Board and management from a corporate governance perspective; (iv) identify and recommend to the Board directors for membership on Board committees; (v) oversee and set compensation for the Company’s directors; and (vi) review the Company’s reporting in documents filed with the Securities and Exchange Commission, to the extent related to corporate governance and other matters set forth in this charter.

Membership:

      The members of the Nominating and Corporate Governance Committee will be appointed by the Board, will serve at the discretion of the Board and may be removed by the Board at any time. The Nominating and Corporate Governance Committee shall consist of at least two members. The Board shall designate the Chairperson of the Nominating and Corporate Governance Committee.

Authority and Responsibilities:

      In addition to any other responsibilities which may be assigned from time to time by the Board, the Nominating and Corporate Governance Committee is authorized to undertake, and has responsibility for, the following matters.

Board and Board Committee Nominees

      The Nominating and Corporate Governance Committee shall conduct searches for qualified individuals for membership on the Company’s Board. As vacancies or newly created positions occur, the Nominating and Corporate Governance Committee shall recommend individuals for membership on the Company’s Board of Directors and directors for appointment to the committees of the Board. In making its recommendations, the Nominating and Corporate Governance Committee must:

•	establish criteria for Board and committee membership;

•	review candidates’ qualifications for membership on the Board or a committee of the Board and any potential conflicts with the Company’s interests;

•	assess the contributions of current directors in connection with their nomination to the Board or committee;

•	periodically review the composition of the Board and its committees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board or any such committee; and

•	consider rotation of committee members and committee chairpersons.

Evaluating the Board, its Committees and Management

      At least annually, the Nominating and Corporate Governance Committee shall (i) review and assess the performance of the Board and its committees, and senior management of the Company; and (ii) report such assessments, including any recommendations for proposed changes, to the Board.

Director Compensation

      At least annually, the Nominating and Corporate Governance Committee shall review and approve compensation (including stock option grants and other equity-based compensation) for the Company’s directors. In so reviewing and approving director compensation, the Committee shall:

•	identify corporate goals and objectives relevant to director compensation (including efforts by the Company to retain such directors and the cost to the Company of the particular directors’ compensation or of all executive compensation as a whole);

•	evaluate the performance of the Board in light of such goals and objectives and set director compensation based on such evaluation and such other factors as the Nominating and Corporate Governance Committee deems appropriate and in the best interests of the Company; and

•	determine any long-term incentive component of director compensation based on such factors as the Nominating and Corporate Governance Committee deems appropriate and in the best interests of the Company.

Corporate Governance Matters

•	The Nominating and Corporate Governance Committee shall develop and recommend to the Board the Corporate Governance Guidelines and Code of Business Conduct and Ethics for the Company. At least annually, the Nominating and Corporate Governance Committee shall review and reassess the adequacy of such Corporate Governance Guidelines and Code of Business Conduct and Ethics and recommend any proposed changes to the Board.

•	The Nominating and Corporate Governance Committee shall oversee compliance with the Company’s Corporate Governance Guidelines and Code of Conduct and Ethics and report on such compliance to the Board. The Nominating and Corporate Governance Committee shall also review and approve any waivers of the Company’s Corporate Governance Guidelines or Company’s directors, executive officers and senior financial officers.

•	The Nominating and Corporate Governance Committee shall identify potential conflicts of interest involving directors and shall determine whether such director or directors may vote on any such issue.

•	At least annually, the Nominating and Corporate Governance Committee shall review the number, size and responsibilities of the Board and its committees and recommend any actions in this regard to the Board.

•	At least annually, the Nominating and Corporate Governance Committee shall, in consultation with the Company’s Chief Executive Officer, prepare a report on management succession planning for the Board. Such report should include policies for Chief Executive Officer selection and succession in the event of the incapacitation, retirement or removal of the Chief Executive Officer, and evaluations of, and development plans for, any potential successors to the Chief Executive Officer.

Disclosure

      The Nominating and Corporate Governance Committee shall review the Company’s reporting in documents filed with the Securities and Exchange Commission, to the extent specifically related to corporate governance and the other matters set forth in this charter.

Reporting to the Board

      The Nominating and Corporate Governance Committee shall report to the Board at least annually. This report shall include a review of any recommendations or issues that arise with respect to Board or committee nominees or membership, Board or management performance, corporate governance or any other matters that the Nominating and Corporate Governance Committee deems appropriate or is requested to be included by the Board.

      At least annually, the Nominating and Corporate Governance Committee shall (i) review and assess the adequacy of this charter and recommend any proposed changes to the Board for approval; and (ii) evaluate its own performance and report to the Board on such evaluation.

Procedures:

Meetings

      The Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. The Chairperson of the Nominating and Corporate Governance Committee, in consultation with the other Committee members, shall determine the frequency and length of the Committee meetings and shall set meeting agendas consistent with this charter.

Advisors and Consultants

      The Nominating and Corporate Governance Committee is authorized to retain (without further Board approval) special legal, accounting or other advisors and may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to meet with any members of, or advisors to, the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the sole authority to retain and terminate any search firm to assist in identifying director candidates, including sole authority to approve all such search firm’s fees and other retention terms.

Delegation of Authority

      The Nominating and Corporate Governance Committee may, to the fullest extent permitted by applicable law or regulation, form and delegate its authority to subcommittees of the Committee when it deems appropriate and in the best interests of the Company.

APPENDIX C

SAVE THE WORLD AIR, INC.

2004 STOCK OPTION PLAN

SAVE THE WORLD AIR, INC.

2004 STOCK OPTION PLAN

1.	STATEMENT OF PURPOSE; GENERAL MATTERS	1
	1.1 Purpose	1
	1.2 Effective Date	1
	1.3 Plan Not Exclusive	1
	1.4 Choice of Law	1

2.	STOCK TO BE OPTIONED	1
	2.1 Maximum Number of Shares	1
	2.2 Reservation of Shares of Stock	1

3.	ADMINISTRATION	1
	3.1 Committee	1
	3.1.1 Powers and Duties	1
	3.1.2 Voting	2
	3.2 Limitations on Liability	2
	3.2.1 Release	2
	3.2.2 Indemnification	2

4.	PARTICIPATION	2
	4.1 Eligibility	2
	4.2 Selection	2
	4.3 Successive Grants	2
	4.4 Limits on Incentive Stock Options	2
	4.4.1 Employee	2
	4.4.2 Ten Percent Shareholder	2

5.	TERMS OF GRANT	3
	5.1 Stock Option Agreement	3
	5.2 Date of Grant	3
	5.3 Exercise Price	3
	5.3.1 ISO Issued to Ten Percent Shareholder	3
	5.3.2 Other ISOs	3
	5.3.3 Non-Qualified Stock Options	3
	5.4 Continued Employment	3
	5.5 Vesting; Installments	3
	5.5.1 Limits on Incentive Stock Options	3
	5.5.2 No Fractional Shares	4
	5.6 No Obligation to Exercise	4
	5.7 Transferability	4
	5.7.1 In General	4
	5.7.2 Non-Qualified Stock Options	4
	5.8 Time Limitation	4
	5.8.1 ISO Issued to Ten Percent Shareholder	4
	5.8.2 Other ISOs	4

(i)

	5.9 Cessation of Employment	5
	5.9.1 In General	5
	5.9.2 Termination for Cause	5
	5.10 Death of Participant	5
	5.11 Notification of Corporate Transaction	5
	5.11.1 Termination of Stock Options	5
	5.11.2 Acceleration	5
	5.12 Compliance With Securities and Tax Laws	6
	5.12.1 Representation	6
	5.12.2 Notice of Sale	6
	5.12.3 Withholding	6

6.	ECONOMIC TERMS OF STOCK OPTION	6
	6.1 Purchase Right	6
	6.2 Manner of Exercise and Payment	6
	6.2.1 Effective Date of Exercise	7
	6.2.2 Minimum Number of Shares Purchased	7
	6.2.3 Payment of Purchase Price	7
	6.3 Adjustments Upon Changes in Capitalization	7
	6.3.1 In General	7
	6.3.2 Determination by Board	7
	6.3.3 Fractionalization	7

7.	AMENDMENT AND TERMINATION	7
	7.1 In General	7
	7.2 Termination	8
	7.3 No Grant	8
	7.4 No Effect on Prior Grants	8

GLOSSARY OF TERMS		(1)
	1. “Board”	(1)
	2. “Cause”	(1)
	3. “Code”	(1)
	4. “Committee”	(1)
	5. “Company”	(1)
	6. “Corporate Transaction”	(1)
	7. “Disability”	(1)
	8. “Effective Date”	(1)
	9. “Exchange Act”	(1)
	10. “Exercise Price”	(1)
	11. “Fair Market Value”	(1)
	12. “Incentive Stock Option”	(2)
	13. “ISO”	(2)
	14. “Non-Qualified Stock Option”	(2)
	15. “NQSO”	(2)
	16. “Parent”	(2)
	17. “Participant”	(2)

(ii)

18. “Plan”	(2)
19. “Stock”	(2)
20. “Stock Option”	(2)
21. “Stock Option Agreement”	(2)
22. “Subsidiary”	(2)
23. “Ten Percent Shareholder”	(2)
24. “Value of Consideration”	(2)
25. “Will”	(3)

(iii)

ALL CAPITALIZED TERMS USED IN THIS PLAN SHALL HAVE THE MEANINGS SET FORTH IN THE “GLOSSARY OF TERMS” ATTACHED AS Appendix “A” WHICH IS HEREBY INCORPORATED BY THIS REFERENCE

SAVE THE WORLD AIR, INC.

2004 STOCK OPTION PLAN

1.	STATEMENT OF PURPOSE; GENERAL MATTERS

      1.1     Purpose. The purpose of the Save The World Air, Inc. 2004 Stock Option Plan (this “Plan”) is to benefit and strengthen Save The World Air, Inc. (the “Company”), its shareholders, and its Parents and Subsidiaries by encouraging stock ownership by selected key employees, directors, consultants and advisers; assisting the Company and its Parents and Subsidiaries in attracting and retaining key personnel; and providing to participating personnel added incentive for high levels of performance to expand and improve the earnings of the Company and its Parents and Subsidiaries. This Plan will provide a means whereby (a) such employees may purchase shares of the Stock of the Company pursuant to Incentive Stock Options (“ISOs”) and (b) such employees or other persons may purchase shares of Stock pursuant to Non-Qualified Stock Options (“NQSOs”).

      1.2     Effective Date. This Plan shall be effective from the date that this Plan is approved at a meeting of the Board of Directors of the Company (the “Board”) (or, if approval is effected by a unanimous written consent of the Board, such date as is specified in the consent), subject to approval hereof within twelve (12) months before or after such date by shareholders of the Company holding not less than a majority of the voting power of the Company voting in person or by proxy at a duly held shareholders’ meeting.

      1.3     Plan Not Exclusive. This Plan is not exclusive and the Company may have other plans, programs and arrangements for the grant of stock options, the issuance of shares or other non-cash compensation, or payment of cash bonuses or other compensation; and this Plan does not require that any Participant be precluded from participation in such other plans, programs and arrangements.

      1.4     Choice of Law. The laws of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, regardless of the choice of law provisions of California or any other jurisdiction and regardless of where the Company or any Participant may now or hereafter be formed, do business, or reside.

2.	STOCK TO BE OPTIONED

      2.1     Maximum Number of Shares. The stock to be offered under this Plan shall be shares of the Company’s authorized but unissued Stock, and the aggregate number of shares of Stock to be delivered upon exercise of all Stock Options granted under this Plan shall not exceed One Million Five Hundred Thousand (1,500,000), subject to adjustment as provided in Section hereof. If any Stock Option shall terminate or expire for any reason without having vested under Section hereof and been exercised in full under Section hereof, the unpurchased shares subject thereto shall again be available for purposes of the foregoing limitation.

      2.2     Reservation of Shares of Stock. The Company during the term of this Plan shall at all times reserve and keep available the number of shares of Stock necessary to satisfy the requirements of this Plan.

3.	ADMINISTRATION

      3.1     Committee. This Plan shall be administered by a committee consisting of three (3) or more persons who shall be selected by the Board from time to time (the “Committee”).

           3.1.1 Powers and Duties. Subject to the express provisions of this Plan or an applicable Stock Option Agreement and in addition to such other powers as are described in this Plan, the Committee shall have the authority to (a) construe and interpret this Plan, and to define the terms used herein; (b) prescribe, amend, and rescind rules and regulations relating to administration of this Plan; (c) determine the duration and purposes of leaves of absence that may be granted to Participants without constituting a cessation of their

Page 1 of 8 Pages

employment for purposes of Section hereof; (d) determine the existence of a Disability for purposes of Section hereof; (e) determine whether a Participant has been terminated for Cause for purposes of Section hereof; and (f) make all other determinations necessary or advisable for administration of this Plan. Determinations by the Committee that are consistent with this Section shall be final and conclusive, unless otherwise determined by the Board in its sole and absolute discretion.

           3.1.2 Voting. Any action of the Committee with respect to administration of this Plan shall be taken pursuant to a majority vote, or to the unanimous written consent, of its members. Two (2) members of the Committee shall constitute a quorum for the transaction of business.

      3.2     Limitations on Liability

           3.2.1 Release. No member of the Committee shall be liable, responsible or accountable in damages or otherwise to the Company or its Parent or Subsidiaries, or any Participant or any of such Participant’s successors or assigns, for any act or omission by such member performed or omitted in good faith pursuant to the authority granted to such member by this Plan; provided, that such Committee member is not guilty of fraud, bad faith, or gross negligence. No amendment or repeal of this Section affects any liability or alleged liability of any member of the Committee for any acts, omissions, or conduct that occurred prior to such amendment or repeal.

           3.2.2 Indemnification. To the maximum extent permitted by law, the Company shall indemnify, defend, and hold harmless each member of the Committee from any liability, loss, claim, expense or damage incurred by such member by reason of any act performed or omitted to be performed by such member in connection with the Committee, including costs and attorney’s fees and any amounts expended in the settlement of any claims of liability, loss or damage; provided, that nothing in this Section shall relieve the party seeking indemnity from liability for fraud, bad faith, or gross negligence. No amendment or repeal of this Section affects any rights to indemnity for any acts, omissions, or conduct that occurred prior to such amendment or repeal.

4.	PARTICIPATION

      4.1     Eligibility. All employees, directors, consultants and advisers of the Company or of any Parent or Subsidiary shall be eligible for selection to participate in this Plan.

      4.2     Selection. Subject to the express provisions of this Plan, the Board pursuant to recommendations by the Committee, or the Committee if expressly authorized by the Board, shall select (a) those individuals to whom Stock Options shall be granted from the eligible class described in Section hereof; (b) the terms and provisions of the respective Stock Option Agreement (which terms need not be identical with respect to each Participant or with respect to Stock Options granted to any one Participant); (c) whether such Stock Options will be Incentive Stock Options or Non-Qualified Stock Options; (d) the Exercise Price; (e) the times at which such Stock Options shall be granted and become vested; and (f) the number of shares of Stock subject to each Stock Option.

      4.3     Successive Grants. A person who has been granted a Stock Option may, if such person is otherwise eligible under Section hereof, be granted additional Stock Options.

      4.4     Limits on Incentive Stock Options. No Incentive Stock Option may be granted to any person who, at the time the ISO is granted, does not meet both the following requirements:

           4.4.1 Employee. Such person (whether or not a Ten Percent Shareholder) must be an employee of the Company or a Parent or Subsidiary thereof.

           4.4.2 Ten Percent Shareholder. Such person cannot be a Ten Percent Shareholder; provided, that an ISO may nonetheless be issued to such person if the Exercise Price complies with Section hereof and if the term of such ISO complies with Section hereof.

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5.	TERMS OF GRANT

      Notwithstanding the discretion granted to the Board or the Committee under this Plan, and in addition to such terms and conditions as are imposed by Section hereof, any grant of a Stock Option shall be subject to the following terms and conditions:

      5.1     Stock Option Agreement. Each Stock Option shall be evidenced by a Stock Option Agreement which shall (a) specify the number of shares of Stock subject to the Stock Option; (b) specify whether the Stock Option is an ISO or NQSO; (c) set forth the Exercise Price; and (d) contain each of the provisions and agreements specifically required to be contained therein under the Plan and such other terms and conditions as are deemed necessary or desirable by the Board (or the Committee, if authorized) and are not inconsistent with this Plan. A purported grant of a Stock Option shall be null and void ab initio and of no effect whatsoever unless evidenced by a Stock Option Agreement signed by a duly-authorized officer of the Company and by the applicable Participant.

      5.2     Date of Grant. The date that a Stock Option is granted shall be set forth in the applicable Stock Option Agreement and shall be (a) the day of the meeting of the Board (or meeting of the Committee, if authorized) in which the action described in Section hereof is taken (or, if such action is taken by unanimous written consent by the Board or Committee, as the case may be, the date that the last member of the Board or Committee signs such consent), or (b) if later, such date as is specified in the action by the Board or Committee described in Section hereof.

      5.3     Exercise Price. The Exercise Price for a share of Stock subject to a Stock Option shall be as follows:

           5.3.1 ISO Issued to Ten Percent Shareholder. If an ISO is granted to a Ten Percent Shareholder, the Exercise Price must be at least one hundred and ten percent (110%) of the Fair Market Value of the Stock on the date the ISO is granted.

           5.3.2 Other ISOs. If an ISO is granted to a person other than a Ten Percent Shareholder, the Exercise Price must be at least one hundred percent (100%) of the Fair Market Value of the Stock on the date the ISO is granted.

           5.3.3 Non-Qualified Stock Options. The Exercise Price with respect to an NQSO shall be as determined by the Board (or the Committee, if authorized).

      5.4     Continued Employment. The Board (or the Committee, if authorized) may, in its discretion, include in any Stock Option Agreement a condition that the Participant shall agree to remain in the employ of, and to render such services to, the Company or any Parent or Subsidiary thereof for such period as shall be specified in such Agreement; provided, that no Stock Option Agreement shall (a) impose upon the Company or any Parent or Subsidiary any obligation to employ the Participant for any period; (b) interfere in any way with the right of the Company or any Parent or Subsidiary thereof to reduce such Participant’s compensation; or (c) impose terms on the Company or any Parent or Subsidiary thereof that are more onerous to such employer than those contained in a written employment agreement between such employer on the one hand and such Participant on the other hand.

      5.5     Vesting; Installments. A Stock Option may be exercised only if and to the extent vested, subject to acceleration as provided under Section hereof. A Stock Option may vest immediately or according to such schedule as the Board (or the Committee, if authorized) may determine, but subject to the following provisions:

           5.5.1 Limits on Incentive Stock Options. With respect to an Incentive Stock Option, the aggregate Fair Market Value of shares of Stock (such Fair Market Value to be determined as of the date that such ISO is granted) with respect to which such ISO is exercisable for the first time by a Participant during any calendar year (taking into account incentive stock options as defined under section 422 of the Code granted to such Participant under any other plan maintained by the Company or a Parent or Subsidiary) shall at no time exceed One Hundred Thousand Dollars ($100,000).

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           5.5.2 No Fractional Shares. No installment of a Stock Option shall be exercisable except with respect to a whole share, and fractional shares shall be disregarded except that they may be accumulated.

      5.6     No Obligation to Exercise. The granting of a Stock Option shall not impose an obligation on the Participant to exercise such Stock Option.

      5.7     Transferability

           5.7.1 In General. Except as provided in Section hereof, all Stock Options shall, by their terms, be non-transferable by the Participant, either voluntarily or by operation of law, otherwise than by Will or the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by the Participant, regardless of any community property interest therein of the spouse of the Participant or such spouse’s successors in interest. If the spouse of the Participant shall have acquired a community property interest in any such Stock Option, the Participant or the Participant’s permitted successors in interest may exercise the Stock Option on behalf of the spouse of the Participant or such spouse’s successors in interest.

           5.7.2 Non-Qualified Stock Options. The Board (or Committee, if authorized) may provide in a Stock Option Agreement that a Non-Qualified Stock Option (but not an Incentive Stock Option) may be transferred under the following terms and conditions:

                5.7.2.1 A Participant may transfer an NQSO only to (a) a trust of which such individual is a grantor, provided that the named beneficiaries of such trust shall include only such person and/or members of such person’s Family (and such a trust shall be unrestricted as to the identity of the trustee or trustees); (b) a corporation, partnership or limited liability company; provided, that the owners of equity interests in the foregoing shall consist solely of one or a combination of such person, member(s) of such person’s Family, or one or more trusts described in the foregoing clause (a); or (c) as an outright gift one or more members of such person’s Family.

                5.7.2.2 The transferor Participant and the transferee shall execute and acknowledge such assignments or other instruments as the Board (or the Committee, if authorized) may reasonably request, in form and substance reasonably satisfactory to the Board or Committee, to confirm or memorialize such transfer.

                5.7.2.3 The transferor Participant or transferee shall provide the Board (or the Committee, if authorized) with the name, address, and taxpayer identification number of the transferee and such other information as the Board or Committee shall request to prepare tax returns and other filings reflecting such transfer as are required by the Code or otherwise.

                5.7.2.4 The transferor Participant or transferee shall, at such person’s expense, furnish the Board (or the Committee, if authorized) with an opinion of counsel in form and substance satisfactory to the Board or Committee to the effect that such transfer, and the issuance of shares of Stock to the transferee upon exercise of the NQSO transferred, will comply with federal or state securities laws (including, without limitation, any exemption thereunder pursuant to which the Company has caused such NQSO or share to be issued).

                5.7.2.5 The transferee shall have executed and acknowledged the Stock Option Agreement to which the transferor Participant is a party and shall have assumed all obligations and liabilities of the transferor Participant thereunder.

      5.8     Time Limitation. Each Stock Option and all rights associated therewith shall expire on such date as the Board (or the Committee, if authorized) may determine, and shall be subject to earlier termination as provided herein, but subject to the following provisions:

           5.8.1 ISO Issued to Ten Percent Shareholder. If an ISO is granted to a Ten Percent Shareholder, the ISO shall expire no later than five (5) years after the date such ISO is granted.

           5.8.2 Other ISOs. If an ISO is granted to a person other than a Ten Percent Shareholder, the ISO shall expire no later than ten (10) years after the date such ISO is granted.

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      5.9     Cessation of Employment

           5.9.1 In General. Subject to Sections and hereof, if a Participant ceases to be employed by the Company or any Subsidiary or Parent thereof, such Participant may, subject to the time limitations in Section hereof, exercise such Participant’s Stock Options to the extent that such Participant was entitled to exercise them on the date of such cessation (a) within one (1) year after such cessation if such cessation results from the Disability of such Participant, or (b) otherwise within ninety (90) days after such cessation; provided, that the applicable Stock Option Agreement may allow the Board (or the Committee, if authorized) to cancel any Stock Option in the event of a cessation described in clause (b) of this Section during such ninety (90) day period if the Participant engages in employment or activities contrary, in the reasonable opinion of the Board (or the Committee, if authorized), to the best interests of the Company or a Subsidiary or Parent thereof.

           5.9.2 Termination for Cause. If a Participant is terminated as an officer or employee of the Company or any Parent or Subsidiary thereof for Cause, such Participant’s Stock Options shall terminate immediately; provided, however, that the Board (or the Committee, if authorized) may, in its sole and absolute discretion, within ten (10) days of such termination, waive the expiration of such Stock Options by giving written notice of such waiver at such Participant’s last known address. In the event of such waiver, such Participant may exercise a Stock Option only to such extent, for such time, and upon such terms and conditions as if such Participant had been subject to Section hereof.

      5.10     Death of Participant. If a Participant dies while employed by the Company or any Subsidiary or Parent thereof, or during the period described in clause (a) or clause (b) of Section hereof as applicable, then, subject to the time limitations in Section hereof, such Participant’s Stock Options shall expire within one (1) year after the date of death; and the executor or administrator of such Participant’s estate, or the person or persons to whom such Participant’s rights under the Stock Options shall have passed by Will or by the applicable laws of descent and distribution, shall have the right to exercise such Stock Option to the extent that such Participant was entitled to exercise such Stock Option on the date of death.

      5.11     Notification of Corporate Transaction. The Board (or the Committee, if authorized) shall notify each Participant of the pendency of a Corporate Transaction a reasonable time before such Corporate Transaction is to occur, and each Participant (or such other person entitled to exercise a Stock Option under Section hereof) shall have the right, at any time prior to such Corporate Transaction, to exercise any Stock Options of such person to the extent that such Stock Options are otherwise exercisable under the terms of this Plan or applicable Stock Option Agreement.

           5.11.1 Termination of Stock Options. All Stock Options shall terminate as of the Effective Date of the Corporate Transaction unless provision is made in connection with such Corporate Transaction (which provision shall be solely at the option of such successor corporation or parent or subsidiary corporation) for (a) assumption of the Company’s obligations under any Stock Options theretofore granted, or (b) substitution for such Stock Options of new options covering stock of a successor employer corporation or a parent or subsidiary corporation thereof (with appropriate adjustments as to the number and kinds of shares subject to the Stock Options).

           5.11.2 Acceleration. Acceleration of Stock Options in contemplation of such Corporate Transaction shall not be permitted except in the following circumstances:

                5.11.2.1 Upon the occurrence of a Corporate Transaction in which the assets or voting securities of the Company are acquired by a person whose equity securities are registered under section 12 of the Exchange Act, then any Stock Option held by any person who would be considered an affiliate of the Company under the “pooling of interests” rules promulgated by the Financial Accounting Standards Board shall, without any action by the Board or Committee, become immediately exercisable, and the Board (or the Committee, if authorized) may determine that either clause (b) of Section hereof shall apply or that the Participants shall, upon the Effective Date of such Corporate Transaction, be entitled to receive cash for each Stock Option equal to the difference between the Exercise Price of such Stock Option and the Value of Consideration attributable to each share of Stock in connection with such Corporate Transaction.

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                5.11.2.2 Upon the occurrence of a Corporate Transaction in which the assets or voting securities of the Company are acquired by a person whose equity securities are not registered under section 12 of the Exchange Act, including a “Rule 13e-3 transaction,” as such term is defined by Rule 13e-3 promulgated under the Exchange Act, then all Stock Options granted hereunder shall, without any action by the Board or Committee, become immediately exercisable and the Participants shall, upon the Effective Date of such Corporate Transaction, be entitled to receive cash for each Stock Option equal to the difference between the Exercise Price of such Stock Option and the Value of Consideration attributable to each share of Stock in connection with such Corporate Transaction.

                5.11.2.3 Under no circumstances shall any such acceleration cause an otherwise unvested portion of an ISO to become exercisable in violation of Section hereof.

      5.12     Compliance With Securities and Tax Laws. No Stock Option shall be granted and no shares of Stock shall be issued under this Plan except in compliance with all applicable federal and state securities and tax laws and regulations and in compliance with rules of stock exchanges on which the Stock may be listed. In furtherance of the foregoing and not in order to limit the generality of the foregoing in any way:

           5.12.1 Representation. The Company, as a condition to the issuance of such shares, may require the person exercising such Stock Option to represent and warrant at the time of such exercise that any shares of Stock acquired upon exercise are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under any applicable law, regulation or rule of any governmental agency.

           5.12.2 Notice of Sale. Each Stock Option Agreement shall require the person acquiring shares pursuant to the exercise of a Stock Option to give the Company notice of any sale or other disposition of any such shares not less than ten (10) days after such sale or other disposition.

           5.12.3 Withholding. Each Stock Option Agreement shall contain an acknowledgment by the Participant that the Company, in order to fulfill its withholding obligations under any federal, state or local tax law (including, without limitation, upon the disposition by a person of shares of Stock acquired pursuant to the exercise of an ISO within two (2) years of the granting of the ISO or within one (1) year after exercise of the ISO; upon a Participant’s exercising an ISO more than three (3) months after such Participant has ceased to be an employee of the Company or a Parent or Subsidiary; or upon the exercise by a person of an NQSO) may (a) withhold such sums from other compensation due the Participant, (b) require such Participant to pay to the Company such amounts as a condition to the delivery of shares pursuant to exercise of the Stock Option, or (c) sell shares that would otherwise be delivered to such Participant upon exercise of the Stock Option in order to raise cash in the necessary amount.

6.	ECONOMIC TERMS OF STOCK OPTION

      6.1     Purchase Right. Each Stock Option shall entitle a Participant to receive, upon exercise in the manner described in Section hereof, up to the number of shares of Stock subject to such Stock Option subject to adjustment as provided in Section hereof. From such exercise date, the Participant shall be entitled to the issuance of a stock certificate evidencing such Participant’s ownership of such Stock (but subject to Section hereof). No person entitled to exercise any Stock Option granted under this Plan shall have any of the rights or privileges of a shareholder of the Company (including, without limitation, rights to distributions, voting rights, inspection rights, dissenter’s rights, rights to bring a derivative action, or other rights of a shareholder under applicable corporate law) in respect of any shares of Stock issuable upon exercise of such Stock Option until and only to the extent such Stock Options are exercised and certificates representing such shares shall have been issued and delivered.

      6.2     Manner of Exercise and Payment. A Participant shall exercise a Stock Option, if at all, by giving (a) written notice of such exercise to the Committee specifying (i) the number of shares of Stock with respect to which such Stock Option is being exercised and (ii) if the Participant owns a combination of ISOs and NQSOs, and/or successive Stock Options, which Stock Options are being exercised, together with (b) payment of the full purchase price for such shares (in the manner provided in Section hereof) equal to the

Page 6 of 8 Pages

number of shares to be purchased times the Exercise Price per share. Otherwise, the exercise of a Stock Option shall be void ab initio and of no force or effect.

           6.2.1 Effective Date of Exercise. The date upon which such written notice is given and payment of the full purchase price is received by the Committee shall be the exercise date for such Stock Option.

           6.2.2 Minimum Number of Shares Purchased. No fewer than five (5) shares (or, if less, the maximum number of shares subject to the applicable Stock Option to the extent vested and unexercised) may be purchased pursuant to the exercise of a Stock Option. No Stock Option or installment thereof shall be exercisable except with respect to whole shares.

           6.2.3 Payment of Purchase Price. The purchase price of the shares upon exercise of a Stock Option shall be paid in full at the time of exercise through any one or combination of the foregoing as specified in the applicable Stock Option Agreement: (a) by wire transfer to a Company account designated by the Committee; (b) by unendorsed certified or cashier’s check; (c) if the Committee so authorizes, by delivery of shares of Stock of the Company already owned by and in the possession of the Participant (in which case any such shares of Stock shall be valued at their Fair Market Value as of the close of the business day immediately preceding the date of exercise); or (d) if the Stock is then publicly traded and if the Committee so authorizes, by delivery to a broker of a copy of the notice of exercise, specifying the number of shares with respect to which the Stock Option is to be exercised and instructing the broker to sell the shares issuable upon exercise of the Stock Option and to deliver to the Company from the sale proceeds of such shares an amount equal to the purchase price.

      6.3     Adjustments Upon Changes in Capitalization

           6.3.1 In General. If the issued and outstanding shares of Stock are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Company without receipt of consideration by the Company through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation or other similar transaction, (a) appropriate and proportionate adjustments shall be made to the number and kind of shares as to which Stock Options may be granted under the Plan, and (b) a corresponding adjustment to the number or kind of shares and the Exercise Price per share allocated to unexercised Stock Options, or portions thereof, that have been granted prior to any such change shall likewise be made; provided, that any such adjustment to an outstanding but unexercised Stock Option shall be made without change to the total purchase price applicable to the unexercised portion of the Stock Option but with a corresponding adjustment to the price of each share subject to the Stock Option.

           6.3.2 Determination by Board. Adjustments under Section hereof shall be made by the Board (or the Committee, if authorized), whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive.

           6.3.3 Fractionalization. Stock Options for fractional shares shall not be issued or created on account of any adjustment under Section hereof.

7.	AMENDMENT AND TERMINATION

      7.1     In General. The Board may at any time suspend, amend, or terminate this Plan; and the Board (or the Committee, if authorized) may, with the consent of a Participant, make such modification of the terms and conditions of such Participant’s Stock Options as the Board or Committee shall deem advisable; provided that any amendment or modification to this Plan that would

           7.1.1 increase the maximum number of shares that may be purchased pursuant to Stock Options granted under this Plan, either in the aggregate or by any one person, other than as provided in Section hereof;

           7.1.2 reduce the Exercise Price of an Incentive Stock Option;

           7.1.3 increase the maximum term of an Incentive Stock Option; or

           7.1.4 permit Stock Options to be granted to anyone other than a person described in Section hereof

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shall be deemed adopted as of the date of the action of the Board effecting such amendment or modification and shall be effective immediately, unless otherwise provided therein, subject to approval thereof within twelve (12) months before or after the effective date by shareholders of the Company holding not less than a majority of the voting power of the Company voting in person or by proxy at a duly held shareholders’ meeting; provided, however, that the Board may amend the Plan in toto without shareholder approval if the Plan has not yet been approved by the shareholders.

      7.2     Termination. Unless sooner terminated by the Board pursuant to Section hereof, this Plan shall terminate on the earlier of (a) the tenth (10th) anniversary of the effective date of the Plan set forth in Section hereof or (b) the Effective Date of a Corporate Transaction.

      7.3     No Grant. No Stock Option may be granted during any suspension or after termination of this Plan.

      7.4     No Effect on Prior Grants. Amendment, suspension, or termination of this Plan shall not, without the consent of the holder thereof, alter or impair any rights or obligations under any Stock Option theretofore granted.

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APPENDIX A

GLOSSARY OF TERMS

      1. “Board” is as defined in Section of the Plan.

      2. “Cause” with respect to a Participant means (a) a material breach by such Participant of any employment agreement between such Participant on the one hand and the Company or Parent or Subsidiary thereof on the other hand, together with failure to correct such breach within thirty (30) days after notice of such breach is given to such Participant by the employer; (b) gross malfeasance by such Participant in the performance of such Participant’s duties on behalf of the Company or a Parent or Subsidiary thereof; or (c) the conviction of or plea of guilty or nolo contendere by such Participant with respect to any misdemeanor or felony arising from or related to the conduct of the affairs of the Company or a Parent or Subsidiary thereof.

      3. “Code” means the Internal Revenue Code of 1986, as amended, and all regulations and administrative pronouncements thereunder.

      4. “Committee” is as defined in Section of the Plan.

      5. “Company” means Save The World Air, Inc., a Nevada corporation.

      6. “Corporate Transaction” means any of the following:

           6.1 the dissolution or liquidation of the Company (in which case the “Effective Date” of such Corporate Transaction is the date that the Company’s shareholders shall have duly approved such dissolution or liquidation under the Company’s bylaws and the laws of the state of the Company’s incorporation);

           6.2 unless the principal purpose of such transaction is to change the state of the Company’s incorporation, a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or as a result of which it is the surviving corporation and its outstanding voting securities are converted to or reclassified as cash, securities of another corporation or other property (in which case the “Effective Date” of such Corporate Transaction shall be the closing date of such reorganization, merger or consolidation);

           6.3 a sale of assets of the Company or its Subsidiaries having a fair market value equal to more than fifty percent (50%) of the total fair market value of the Company’s assets to an entity which is not controlling, controlled by or under common control with the Company (in which case the “Effective Date” of such Corporate Transaction shall be the closing date of such sale); or

           6.4 the acquisition of a record or beneficial interest in more than thirty percent (30%) of the then outstanding voting securities of the Company, either in a single transaction or a series of transactions, by an entity or “group” within the meaning of section 13(d) of the Exchange Act that is not an affiliate of the Company (in which case the “Effective Date” of such Corporate Transaction shall be the closing date of such acquisition).

      7. “Disability” of a Participant means an illness, accident, or other disability or incapacity that renders such Participant unable to discharge such Participant’s duties as an officer or employee of the Company or a Parent or Subsidiary thereof for a continuous period of sixty (60) days, or for ninety (90) days during any period of twelve (12) months.

      8. “Effective Date” of a Corporate Transaction is as defined under Section 6.1, Section 6.2, Section 6.3, or Section 6.4 of this Glossary, as applicable.

      9. “Exchange Act” means the federal Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      10. “Exercise Price” for a share of Stock subject to a Stock Option shall be as determined under Section of the Plan.

      11. “Family” of an individual includes such individual’s current spouse and lineal descendants (including those by adoption).

(1)

      12. “Fair Market Value” of a share of Stock as of any date shall be determined for purposes of the Plan in accordance with the following provisions:

           12.1 If the Stock is then listed on a stock exchange, the Fair Market Value shall be determined by reference to the closing price on the principal stock exchange on which the Stock is then listed, as reported by The Wall Street Journal, for the day on which the determination is made (or, if such day is not a business day, the immediately preceding business day).

           12.2 If the Stock is then not listed on a stock exchange, the Fair Market Value shall be determined by reference to the closing price (if a National Market issue) or the mean between the bid and asked price (if other over-the-counter issue) of a share as supplied by the National Association of Securities Dealers through NASDAQ (or its successor in function), in each case as reported by The Wall Street Journal, for the day on which the determination is made (or, if such day is not a business day, the immediately preceding business day).

           12.3 If for any reason the price referred to in Section or Section of this Glossary is not available, the Fair Market Value shall be determined in such other manner as the Board (or the Committee, if authorized) may deem appropriate to reflect the then Fair Market Value.

      13. “Incentive Stock Option” means a Stock Option that qualifies as “incentive stock option” under section 422 of the Code.

      14. “ISO” means an Incentive Stock Option.

      15. “Non-Qualified Stock Option” means a Stock Option other than an Incentive Stock Option.

      16. “NQSO” means a Non-Qualified Stock Option.

      17. “Parent” means any current or future “parent corporation” of the Company as defined in section 424(e) of the Code.

      18. “Participant” means a person to whom a Stock Option is granted under Section of the Plan.

      19. “Plan” means the Save The World Air Inc. 2004 Stock Option Plan.

      20. “Stock” means the common stock of the Company, par value                     .

      21. “Stock Option” means a right to purchase shares of Stock described in Section of the Plan and shall refer to, as the context may require, an Incentive Stock Option, a Non-Qualified Stock Option, or both.

      22. “Stock Option Agreement” means a written agreement duly executed by the Company and a Participant under which a Stock Option is granted to such Participant.

      23. “Subsidiary” means any current or future “subsidiary corporation” of the Company as defined in section 424(f) of the Code.

      24. “Ten Percent Shareholder” means any person that owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a Parent or Subsidiary thereof.

      25. “Value of Consideration” attributable to a share of Stock in connection with a Corporate Transaction shall be determined as follows:

           25.1 if such consideration consists of cash, by reference to the Fair Market Value of a share of Stock as of the Effective Date of such Corporate Transaction;

           25.2 if such consideration consists of traded securities, by reference to the closing price on the principal stock exchange on which such shares are then listed, or if such shares are not then listed on a stock exchange, by reference to the closing price (if a National Market issue) or the mean between the bid and asked price (if other over-the-counter issue) of a share as supplied by the National Association of Securities Dealers through NASDAQ (or its successor in function), in each case as reported by The Wall Street

(2)

Journal, as of the Effective Date of such Corporate Transaction (or, if such day is not a business day, the immediately preceding business day); or

           25.3 if for any reason no such price is available, in such other manner as the Board (or the Committee, if authorized) may deem appropriate to reflect the then fair market value thereof.

      26. “Will” means any instrument (whether or not styled or titled as a will, and including without limitation any trust instrument) governing or affecting the transfer of any of the SARs of a person upon or as a result of such person’s death.

(3)

SAVE THE WORLD AIR, INC.

2004 ANNUAL MEETING OF STOCKHOLDERS
May 24, 2004

This proxy is solicited by the Board of Directors for use at the 2004 Annual Meeting of Stockholders of Save the World Air, Inc., (the “Company”) to be held at the Hilton Hotel, 555 Universal Hollywood Drive, Universal City, California, at 10:00 A.M. on May 24, 2004.

By signing the proxy, you revoke all prior proxies, acknowledge receipt of the Notice of 2004 Annual Meeting of Stockholders and the Proxy Statement, and appoint Edward L. Masry, Eugene E. Eichler and Bruce H. McKinnon, and each of them, with full power of substitution, to vote all your shares of common stock of Save the World Air, Inc. which you are entitled to vote, on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments and postponements thereof.

Whether or not a choice is specified, this proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTORS LISTED HEREON AND VOTES FOR EACH OF THE LISTED PROPOSALS. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS LISTED HEREON AND FOR EACH OF PROPOSALS 2 AND 3.

SEE REVERSE FOR VOTING INSTRUCTIONS.

▼ DETACH PROXY CARD HERE ▼

Please Detach Here
▼ You Must Detach This Portion of the Proxy Card ▼
Before Returning it in the Enclosed Envelope

Please mark, sign and date your proxy card and return it today in the postage-paid envelope provided to: Nevada Agency and Trust, 50 West Liberty Street, Suite 880, Reno, Nevada 89501, Attention: Proxy Department.

1. The Board of Directors recommends a vote FOR Items 1, 2 and 3.
ELECTION OF DIRECTORS

☐	Vote FOR all nominees listed	☐	Vote WITHHELD from all nominees

01 Edward L. Masry	02 Eugene E. Eichler	03 Bruce H. McKinnon	04 Robert F. Sylk
05 John Brown	06 John F. Price	07 Joseph Helleis

(to withhold authority to vote for any nominee, strike a line through the nominee’s name above)

2.	RATIFICATION OF APPOINTMENT OF WEINBERG & CO., P.A. as independent auditors of Save the World Air, Inc. for the fiscal year ending December 31, 2004

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	APPROVAL of the 2004 Stock Option Plan

☐	FOR	☐	AGAINST	☐	ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF EACH OF THE DIRECTORS LISTED HEREON, IN FAVOR OF PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ALL OTHER MATTERS PROPERLY BROUGHT BEFORE THE MEETING.

Date:

Signature

Signature (if joint or common ownership)

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy

For address change: Mark Box and indicate changes below:	☐